                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005


                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                 0-21352                       31-1177192
---------------       -----------------------        ----------------------
(STATE OR OTHER        (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                      IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 11, 2005, Applied Innovation Inc. (the "Company") entered into a consulting arrangement (the "Consulting Arrangement") with Gerard B. Moersdorf, Jr., the Company's Chairman of the Board of Directors. The material terms of the Consulting Arrangement are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

      Pursuant to the Consulting Arrangement, the Company will compensate Mr. Moersdorf as an independent contractor consultant from time to time during 2005 not to exceed a total of 10 days at the rate of $1,500 per day. Any consulting performed by Mr. Moersdorf under the Consulting Arrangement would be in addition to his duties as non-executive Chairman of the Board of Directors. Additionally, Mr. Moersdorf will be reimbursed for COBRA expenses incurred for 12 months beginning on January 24, 2005, the date of his resignation as the Company's President and Chief Executive Officer.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 15, 2005, the Company issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 2.02 of Form 8-K by reference.

      The information contained in this Item 2.02 of Form 8-K, including Exhibit
99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

      The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

ITEM  5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 11, 2005, the Board of Directors elected Kenneth E. Jones to fill a vacancy on the Company's Board of Directors. A copy of the Company's press release announcing such election is furnished as Exhibit 99.2 to this Form 8-K and is incorporated into this Item 5.02 by reference.

ITEM 8.01 OTHER EVENTS.

      With the election of Kenneth E. Jones to the Company's Board of Directors and his subsequent appointment as Chairman of the Audit Committee of the Company's Board of Directors, the Company notified Nasdaq that it has regained compliance with Nasdaq Rule 4350(d)(2)(A) during the grace period afforded by Nasdaq Rule 4350(d)(4)(B). On February 15, 2005, Nasdaq notified the Company that it had determined that the Company complies with Rule 4250(d)(2)(A).

                                       2
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.

Exhibit No.                             Description
   10.1            Description of the Material Terms of the Consulting Arrangement Between the
                   Company and Gerard B. Moersdorf, Jr.

   99.1            Press Release of the Company, dated February 15, 2005, entitled "Applied
                   Innovation Announces Fourth Quarter and Full Year 2004 Financial Results."

   99.2            Press Release of the Company, dated February 11, 2005, entitled "Applied
                   Innovation Announces New Appointment to Board of Directors."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              APPLIED INNOVATION INC.

Date: February 17, 2005                   By: /s/ Andrew J. Dosch
                                              ------------------------
                                              Andrew J. Dosch, Vice President,
                                              Chief Financial Officer
                                              and Treasurer

                                 EXHIBIT INDEX

Exhibit No.                         Description
   10.1            Description of the Material Terms of the Consulting Arrangement Between the
                   Company and Gerard B. Moersdorf, Jr.

   99.1            Press Release of the Company, dated February 15, 2005, entitled "Applied
                   Innovation Announces Fourth Quarter and Full Year 2004 Financial Results."

   99.2            Press Release of the Company, dated February 11, 2005, entitled "Applied
                   Innovation Announces New Appointment to Board of Directors."